UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 29,  2010

APOLO GOLD & ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	000--27791	98-0412805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#12-1900 Indian River Cr., North Vancouver, BC V7G 2R1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (604) 970-0901

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 29, 2010, the Financial Industry Regulatory Authority made the previously announced 20 to 1 reverse split of the outstanding common stock effective.  The new symbol for the common stock is APLLD.  After twenty days the “D” will be removed from the symbol.  Certificates for the reverse split shares are payable upon surrender to the transfer agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2010	APOLO GOLD & ENERGY, INC.

	By:	/s/ Robert G. Dinning
Robert G. Dinning
President, Principal Executive and Chief Financial Officer